Exhibit 10.4
True Drinks Holdings, Inc. NOTE SUBSCRIPTION AGREEMENT

As of June 20, 2013

True Drinks Holdings, Inc.
18552 MacArthur Blvd.
Ste. 325
Irvine, CA 92612
Attention: Lance Leonard

    1. Subscription; Escrow Arrangement.

       (a) The undersigned subscriber (“Subscriber”) hereby irrevocably subscribes for and agrees to purchase a Convertible Promissory Note in the form of Exhibit A hereto (each a “Note” and collectively, the “Notes”) in the principal amount set forth on the signature page hereto from True Drinks Holdings, Inc., a Nevada corporation (the “Company”) in connection with the Company’s offering of up to $2,500,000 (the “Maximum Amount”) in Notes together with five-year warrants (the “Offering”), in the form of Exhibit B hereto (the “Warrants”, and together with the Notes, the “Securities”), granting subscriber the right to purchase a number of shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) equal to seventy five percent (75%) of the number of shares of Common Stock into which the Notes are convertible on the closing date of the Offering based on an assumed conversion price equal to $1.10 (the “Assumed Conversion Price”), provided, however, if the First Extension Option (as defined in the Note) is exercised by the Company, the Subscriber shall be entitled to receive additional Warrants to purchase twenty five percent (25%) of the number of shares of Common Stock into which the Notes are convertible on the closing date of the Offering based on the Assumed Conversion Price, provided, further, if the Second Extension Option (as defined in the Note) is exercised by the Company, the Subscriber shall be entitled to receive additional Warrants to purchase twenty five percent (25%) of the number of shares of Common Stock into which the Notes are convertible on the closing date of the Offering based on the Assumed Conversion Price. The Warrants shall have an initial exercise price equal to $1.10 per share. The Company shall have an over-allotment option, exercisable in the Company’s sole discretion, to increase the Maximum Amount by an additional ten percent (10%).

       The Offering shall have a minimum required closing of $500,000 for the initial closing which minimum shall include any promissory notes which convert into Notes in this Offering (the “Minimum Offering Amount” and such closing, the “Initial Closing”).Following the achievement of the Minimum Offering Amount, the parties may have additional closings (each a “Subsequent Closing”) on a rolling basis, with no minimum required amount for each subsequent closing. Unless waived by the Company, the minimum investment in the Offering will be $25,000.

       This Subscription Agreement (this “Subscription Agreement”) together with the Exhibits and Schedules, constitute the “Offering Documents”.

       This subscription is based solely upon the information provided in the Offering Documents and upon Subscriber’s own investigation as to the merits and risks of this investment. Subscriber shall deliver herewith duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement (two copies), (ii) the Security Agreement & Collateral Agent Agreement (the “Security Agreement”), (iii) the Subordination Agreement, (iv) the Accredited Investor Questionnaire, and (v) Form W-9 or Form W-8BEN, as applicable.

       It is currently anticipated that the Initial Closing in the Offering will take place on or before May 28, 2013 (which date may be extended by the Company) and the final Subsequent Closing in connection with the Offering shall occur within ninety (90) days after the Initial Closing (each a “Closing”, and each date on which an Initial Closing or Subsequent Closing occurs, a “Closing Date”). Any additional extensions of the final Closing Date shall require the consent of a majority–in-interest of the Notes.

       The Company shall deliver PDF copies of all executed Notes and Warrants issuable to Subscribers on or prior to the Closing Date. The Company will deliver originally executed instruments representing Subscriber’s Note and Warrant to each Subscriber promptly following Closing.

       (b) Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase the principal amount of Notes from the Company set forth on the signature page hereof (the “Purchase Price”), and when this Agreement is accepted and executed by the Company, the Company agrees to issue such Notes to Subscriber. The total principal amount of Notes issued will be up to a maximum of $2,500,000 (including any promissory notes previously issued by the Company that have a right to convert into the Notes issued in this Offering), subject to the Company’s over-allotment option. The Purchase Price is payable by wire transfer to “Union Bank, N.A.” as Escrow Agent for True Drinks Holdings, Inc.” pursuant to the wire instructions set forth on Schedule 1(b). Provided that (i) Subscriber has satisfied all conditions set forth in paragraph (c) below, and (ii) the Company has accepted and executed this Agreement, the Notes and Warrants purchased by Subscriber will be delivered by the Company promptly following the Closing Date. In the event that a Closing does not occur, Subscriber’s funds will be returned by the escrow agent to Subscriber.

       (c) The obligations of Subscriber and the Company shall be subject to the following conditions (which may be waived by Axiom Capital Management, Inc, the placement agent (the “Placement Agent”), in its sole discretion and each Subscriber hereby grants the Placement Agent the right to waive such conditions on its behalf by signing this Subscription Agreement): (i) preparation of final documentation satisfactory to the Placement Agent including, without limitation, a Subscription Agreement, Notes, Warrants, Security Agreement & Collateral Agent Agreement, Subordination Agreement, Legal Opinion from the Company’s legal counsel and any other ancillary documents contemplated by the forgoing, (ii) completion of due diligence by the Placement Agent and Subscribers (including background checks on management and full lien searches on the Company and affiliates), (iii) delivery of evidence (including any requested waivers) satisfactory to the Placement Agent that this engagement will not conflict with any other contracts to which the Company is a party, (iv) absence of any event having a Material Adverse Effect (as defined below) on the Company, its business or its assets, and (v) approval by the board of directors of the Company of the transactions contemplated hereby.

    2. Subscriber Representations, Warranties and Agreements. Subscriber hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for Subscriber in order to comply with federal and state securities laws):

       (a) In connection with this subscription, Subscriber has read this Subscription Agreement and the other Offering Documents. Subscriber acknowledges that this Subscription Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of Subscriber (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company. Subscriber is advised to retain its own legal counsel and financial advisors in connection with its investment in this Offering. BY EXECUTING THIS SUBSCRIPTION AGREEMENT SUBSCRIBER HEREBY ACKNOWLEDGES THAT THE PLACEMENT AGENT’S LEGAL COUNSEL’S ONLY ROLE IN CONNECTION WITH THE OFFERING HAS BEEN TO PREPARE TRANSACTION DOCUMENTS BASED ON TERMS NEGOTIATED BETWEEN THE PLACEMENT AGENT AND THE COMPANY. SUBSCRIBER UNDERSTANDS THAT PLACEMENT AGENT’S CO UNSEL HAS NOT BEEN RETAINED TO CONDUCT DUE DILIGENCE IN CONNECTION WITH THIS OFFERING AND THAT DUE DILIGENCE MUST BE CONDUCTED BY THE PLACEMENT AGENT AND SUBSCRIBERS. SUBSCRIBER FURTHER ACKNOWLEDGES THAT PLACEMENT AGENT’S COUNSEL DOES NOT, IN ANY WAY, REPRESENT SUBSCRIBERS IN CONNECTION WITH THE OFFERING.

       (b) THIS OFFERING IS LIMITED TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE RULES AND REGULATIONS PROMULGATED THEREUNDER, THE “ACT”), AND WHO HAVE THE FINANCIAL MEANS AND THE BUSINESS, FINANCIAL AND INVESTMENT EXPERIENCE AND ACUMEN TO CONDUCT AN INVESTIGATION AS TO, AND TO EVALUATE, THE MERITS AND RISKS OF THIS INVESTMENT. SUBSCRIBER HEREBY REPRESENTS THAT HE, SH E OR IT HAS READ, IS FAMILIAR WITH AND UNDERSTANDS RULE 501 OF REGULATION D UNDER THE ACT. SUBSCRIBER IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) OF REGULATION D, AS AMENDED.

       (c) Subscriber acknowledges that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and files current and periodic reports with the Securities Exchange Commission (the “Commission” or “SEC”) containing financial and other material information relating to the Company and its business.Such reports are publicly available on www.sec.gov and Subscriber has had an opportunity to review such filings in connection with Subscriber’s decision to invest in the Securities. Subscriber has had full access to all the information which Subscriber (or Subscriber’s legal and or financial advisors) consider necessary or appropriate to make an informed decision with respect to Subscriber’s investment in the Securities. Subscriber acknowledges that the Company has made available to Subscriber and Subscriber’s advisors the opportunity to examine and copy any contract, matter or information which Subscriber considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company. To the extent Subscriber has not sought information regarding any particular matter, Subscriber represents that he or she had and has no interest in doing so and that such matters are not material to Subscriber in connection with this investment. Subscriber has accepted the responsibility for conducting Subscriber’s own investigation, due diligence and obtaining for itself such information as to the foregoing and all other subjects as Subscriber deems relevant or appropriate in connection with this investment. Subscriber is not relying on any representation other than that contained herein. Subscriber acknowledges that no representation regarding projected financial performance or a projected rate of return has been made to it by any party.

       (d) Subscriber understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) and/or Regulation D of the Act and that, as a result, the Securities and the shares of Common Stock underlying the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act. Subscriber further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by Subscriber herein and any other documents delivered by Subscriber in connection with this subscription; that the Offering has not been reviewed by the SEC or by any foreign or state securities authorities; that Subscriber’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require Subscriber to provide at Subscriber’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

       (e) Subscriber is empowered and duly authorized to enter into this Subscription Agreement which constitutes a valid and binding agreement of Subscriber enforceable against Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of Subscriber is empowered and duly authorized to do so.

       (f) Subscriber acknowledges that, while the Common Stock of the Company (underlying the Notes and Warrants) is publicly traded, there is limited trading volume with respect to the Common Stock and, as such, it may be difficult for Subscriber to sell or dispose of such Common Stock if and when Subscriber converts its Note or exercises its Warrants. Subscriber hereby represents that it is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

       (g) The information in any documents delivered by Subscriber in connection with this subscription, including, but not limited to the Accredited Investor Questionnaire attached as Exhibit E, is true, correct and complete in all respects as of the date hereof. Subscriber agrees promptly to notify the Company in writing of any change in such information after the date hereof.

       (h) The offering and sale of the Securities to Subscriber were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

       (i) Subscriber recognizes that an investment in the Securities involves significant risks, including, without limitation, the Risk Factors annexed hereto as Exhibit H. Subscriber has read and understands such risks and that such risks, and others, can result in the loss of Subscriber’s entire investment in the Securities.

       (j) Subscriber is acquiring the Securities, as principal, for Subscriber’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities. Subscriber has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long- term illiquid investment.

    3. Representations, Warranties and Covenants of the Company. As a material inducement of Subscriber to enter into this Subscription Agreement and subscribe for the Securities, the Company (which for purposes of this Section 3 shall refer to the Company and its subsidiaries, if any) represents and warrants to Subscriber, as of the date hereof, as follows:

       (a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect on the Company. “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (A) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States, (B) any change, event, state of facts or development generally affecting the industry in which the Company operates, (C) any change, event, state of facts or development arising from or relating to compliance with the terms of this Subscription Agreement, (D) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions, (E) changes in laws or generally accepted accounting principles (“GAAP”) after date hereof or in interpretations thereof, or (F) any matter disclosed in the Offering Documents (including the schedules hereto).

       (b) Authority. The execution, delivery and performance of this Subscription Agreement and the Offering Documents by the Company and its affiliates and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. Each of the documents contained in the Offering Documents has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

       (c) No Conflict. The execution, delivery and performanceofthis Subscription Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Articles of Incorporation (as defined below) or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company. This Subscription Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

       (d) Authorization. Issuance of the Securities to Subscriber has been duly authorized by all necessary corporate actions of the Company and when the Notes and the Warrants have been duly executed and delivered by the Company, such Notes and Warrants will constitute valid and binding obligations of the Company. The issuance of the Warrant Shares upon the exercise of the Warrants has been duly authorized by all necessary corporate actions of the Company and when the Warrant Shares are issued against payment of the exercise price thereof, the Warrant Shares will be validly issued, fully paid and non-assessable. The issuance of the Securities will not contravene any rights of first offer, rights of first refusal or any pre- emptive rights of any person.

       (e) Litigation and Other Proceedings. Other than as set forth on Schedule3(e), there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could result in a Material Adverse Effect. Other than as set forth on Schedule 3(e), the Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which could have a Material Adverse Effect.

       (f) Use of Proceeds. The proceeds of this Offering and sale of the Securities will be used by the Company for working capital and other general corporate purposes pursuant to the restrictions set forth in the Securities and on Schedule 3(f) hereto.

       (g) Consents/Approvals. No consents, filings (other than federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made, will be made in a timely manner following the Closing or which the failure to obtain or make would not result in a Material Adverse Effect.

       (h) No Commissions. The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby other than those fees payable to the Placement Agent pursuant to that certain Placement Agent Agreement, dated, 2013, or as set forth on Schedule 3(h).

       (i) Capitalization. A capitalization table setting forth the authorized and outstanding capital stock of the Company as of the date hereof is attached as Schedule 3(i). All of such outstanding shares have been validly issued and are fully paid and nonassessable. As of the date hereof, except as disclosed in Schedule 3(i), and except for Securities issued in the Offering (i) there are no outstanding debt securities, (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (iii) except as disclosed in Schedule 3(i), there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Act, (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Securities or Warrants as described in this Subscription Agreement. The Company has furnished to Subscriber true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as in effect on the date hereof, and the terms of all securities convertible or exchangeable into or exercisable for shares of Common Stock and the material rights of the holders thereof in respect thereto. Schedule 3(i) also lists all outstanding debt of the Company, and such debt is not secured or senior in any way to the Notes except as described in Schedule 3(i).

       (j) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement.

       (k) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(k), there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

       (l) Environmental Laws. The Company and its subsidiaries (i) are to the Company’s knowledge in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or
(iii) above could have, individually or in the aggregate, a Material Adverse Effect.

       (m) Disclosure. No representation or warranty by the Company in this Subscription Agreement, the Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the Offering Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company and its subsidiaries, at the time of the execution of this Subscription Agreement, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to Subscribers that could have a Material Adverse Effect.

       (n) Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(n) or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

       (o) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged.

       (p) Regulatory Permits. To the Company’s knowledge, the Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

       (q) Foreign Corrupt Practices Act. To the Company’s knowledge, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

       (r) Tax Status. Other than as set forth on Schedule 3(r), the Company and each of its subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects. The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with GAAP.

       (s) Compliance with Laws. The business of the Company and its subsidiaries has been and is presently being conducted so as to comply in all material respects with all applicable federal, state and local governmental laws, rules, regulations and ordinances.

       (t) Employee Benefit Plans; ERISA. Schedule 3(t) sets forth a true, correct and complete list of all employee benefit plans, programs, policies and arrangements, whether written or unwritten (the “Company Plans”), that the Company, any subsidiary or any other corporation or business which is now or at the relevant time was a member of a controlled group of companies or trades or businesses including the Company or any subsidiary, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), maintain or have maintained on behalf of current or former members, partners, principals, directors, officers, managers, employees, consultants or other personnel. (i) There has been no prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, with respect to any of the Company Plans, (ii) none of the Company Plans is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA, and (iii) each of the Company Plans has been operated and administered in all material respects in accordance with all applicable laws, including ERISA. There are no actions, suits or claims pending or threatened (other than routine claims for benefits), whether by participants, the Internal Revenue Service, the Department of Labor or otherwise, with respect to any Company Plan and no facts exist under which any such actions, suits or claims are likely to be brought or under which the Company or any subsidiary could incur any liability with respect to a Company Plan other than in the ordinary course. None of the Company Plans is or was a multiemployer plan within the meaning of Section 3(37) of ERISA. Neither the Company nor any subsidiary has announced, proposed or agreed to any change in benefits under any Company Plan or the establishment of any new Company Plan. There have been no changes in the operation or interpretation of any Company Plan since the most recent annual report, which would have any material effect on the cost of operating, maintaining or providing benefits under such Company Plan. Neither the Company nor any subsidiary has incurred any liability for the misclassification of employees as leased employees or independent contractors. Except as provided for in this Subscription Agreement and in the Offering Documents, the consummation of the transactions contemplated by this Subscription Agreement, either alone or in combination with another event, will not (A) result in any individual becoming entitled to any increase in the amount of compensation or benefits or any additional payment from the Company or any subsidiary (including, without limitation, severance, golden parachute or bonus payments or otherwise), or (B) accelerate the vesting or timing of payment of any benefits or compensation payable in respect of any individual.

       (u) Restrictions on Business Activities. Except as set forth in Schedule 3(u), there is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary or, to the knowledge of the Company or any subsidiary, threatened that has or could prohibit or materially impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

       (v) Subsidiaries. Schedule 3(v) sets forth a true, correct and complete list of all of the Company’s wholly or partially owned subsidiaries and the Company’s percentage ownership in each entity.

       (w) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor, to the knowledge of the Company, any of its directors or officers, employees or agent (other than the Placement Agent, as to whom no representation is made) (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D under the Act) or general advertising with respect to the sale and issuance of the Shares or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Notes, the Warrant Shares or the Warrants under the Securities Act.

       (x) Private Placement. Assuming (i) the accuracy of the information provided by Subscriber in Section 2 of this Agreement, including the relevant information with respect to the status of such Subscriber as an “accredited investor” within the meaning of Regulation D under the Act, (ii) that the Placement Agent has complied in all respects with the requirements of Section 4(2) of the Act (including, without limitation, the provisions of Regulation D promulgated thereunder),
(iii) the absence of any form of general solicitation or general advertising with respect to the offer or sale of the Securities by the Placement Agent or any other person acting on behalf of the Placement Agent, (iv) the registration or qualification of the Placement Agent as a broker-dealer in each jurisdiction in which the Placement Agent has placed or attempted to place the Securities and (v) the observance of all limitations on resale of the Securities, and (vi) the timely filing of a Form D with respect to the offer or sale of the Securities by the Company, the issuance and sale of the Securities by the Company to Subscriber is exempt from registration under the Act by virtue of Regulation D promulgated thereunder.

       (y) Disclosure. No representation or warranty by the Company in this Subscription Agreement, the Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the Offering Documents: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company and its subsidiaries at the time of the execution of this Subscription Agreement, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to Subscribers that would have a Material Adverse Effect. Each document filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Exchange Act at the time such document was filed (i) complied as to form with the requirements of the Exchange Act and (ii) did not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading. The Company has filed all documents and reports with the Commission that it is required to file with the Commission under the Exchange Act.

    4. Conditions to Closing.

       (a) The Company’s obligation to issue and sell the Notes and Warrants to Subscribers is subject to the fulfillment (or waiver by the Company), as of the Closing Date, of the following conditions:

          (i) Minimum Offering Amount. There shall be subscriptions by Approved Subscribers (as defined below) for a sufficient number of Notes and Warrants having an aggregate Purchase Price of not less than $500,000 for the Initial Closing no minimum for each Subsequent Closing.

          (ii) Representations and Warranties. Therepresentationsand warranties made by Subscribers in this Subscription Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the applicable Closing Date.

          (iii) Suitability Questionnaire. All Subscribers participating in the Initial Closing or a Subsequent Closing of the Offering shall have executed and delivered to the Company an Investor Questionnaire.

          (iv) Approval of Subscribers. The Company, in its reasonable discretion, shall have approved the participation and amount of participation of any Subscribers in the Initial Closing or Subsequent Closing, as the case may be, who are either individuals that are non-United States citizens or are entities domiciled in any jurisdiction other than the United States. Any such Subscribers that are approved by the Company, collectively with any other Subscribers, are herein referred to as the “Approved Subscribers”.

       (b) Each Subscriber’s obligation to purchase the Notes and Warrants on the Closing Date is subject to the fulfillment (or waiver by such Subscriber), as of the Closing Date, of the following conditions:

          (i) Representations and Warranties. Therepresentationsand warranties made by the Company in this Subscription Agreement and the Offering Documents shall be true and correct when made, and shall be true and correct in all material respects on each Closing Date in connection with the Offering. The Company shall deliver to each Subscriber, at the Initial Closing or Subsequent Closing, as the case may be, an officer’s certificate signed by a duly authorized executive officer of the Company acknowledging such representations and warranties by the Company are true and correct in all material respects.

          (ii) Certified Documents. The Company shall deliver to the undersigned at the Initial Closing or Subsequent Closing, as the case may be: (A) copies of resolutions of the Company’s Board of Directors authorizing (1) the issuance of the Notes, Warrants and shares of Common Stock underlying the Notes and Warrants and (2) the execution of each of the Offering Documents; (B) an incumbency certificate regarding the Company’s officers, all certified by the Company’s Secretary; and (C) a Certificate of Good Standing of the Company.

          (iii) Opinion of Counsel. The Company shall deliver to Subscribers, the Placement Agent and the Collateral Agent (as defined in the Note) at the Initial Closing, a legal opinion reasonably satisfactory to the Placement Agent from the Company’s counsel covering the matters set forth in Exhibit G.

          (iv) Compliance with Securities Laws. The Company shall have obtained all permits and qualifications required under federal and/or state law and/or foreign law for the offer and sale of the Notes and Warrants, or shall have the availability of exemptions therefrom. Upon sale of the Notes and Warrants, the Company shall file a Form D with the United States Securities and Exchange Commission in a timely manner as well as any “blue sky” filings required by the states in which Subscribers are located.

          (v) Minimum Offering Amount. There shall be subscriptions for a sufficient number of Notes and Warrants having an aggregate Purchase Price of not less than
$500,000 for the Initial Closing and no minimum amount for each Subsequent Closing in connection with the Offering.

    5. Legends. Subscriber understands and agrees that the Company will cause any necessary restrictive legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

    6. General Provisions.

       (a) Confidentiality. Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by Subscriber; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, assignees or transferees and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

       (b) Successors. The covenants, representations and warranties contained in this Subscription Agreement shall be binding on Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company. The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

       (c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

       (d) Execution by Facsimile. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

       (e) Governing Law and Jurisdiction. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. THE PARTIES HERETO EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND/OR THE OFFERING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND ACCORDINGLY, THE PARTIES EACH IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT. Each of Subscriber and
Company hereby irrevocably waive and agree not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the Offering Documents and brought in any such court, any claim that Subscriber or the Company is not subject personally to the jurisdiction of the above named courts, that Subscriber’s or the Company’s property, as applicable, is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

       (f)
          (i) Indemnification Generally. The Company, on the one hand, and Subscriber, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing. Notwithstanding any provision herein to the contrary, the indemnification obligation of any Subscriber shall be limited to the investment amount in the Notes purchased by said Subscriber, except to the extent that such indemnification obligation relates to a breach of Section 2(b).

          (ii) Indemnification Procedures. Each personentitledto indemnification under this Section 6 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 6 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

       (g) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

          (i) if to the Issuer:

True Drinks Holdings, Inc.
18552 MacArthur Blvd. Ste. 325
Irvine, CA 92612 Attention: Lance Leonard
Tel: (949) 203-3500
          (ii) if to Subscriber to the address set forth next to its name on the signature page hereto.

       (h) Entire Agreement. This Subscription Agreement (including the Exhibits attached hereto) and other Offering Documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

       (i) Amendment; Waiver. This Subscription Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the holders of not less than a majority of the principal amount of the Notes then outstanding. No failure to exercise, and no delay in exercising, any right, power or privilege under this Subscription Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Subscription Agreement are in addition to all other rights and remedies at law or equity that they may have against each other.

       (j) Payments on the Notes. Each of Subscribers hereto agrees that all payments on the Notes (including any accrued interest thereon) by the Company will be paid pro rata to the holders thereof based upon the principal amount then outstanding to each of such holders.

       (k) No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that materially impairs or adversely affects the rights of Subscribers under the this Agreement, the Note or any of the other Offering Documents.

       (l) Role of Placement Agent Counsel. The Placement Agent has retained Wollmuth Maher & Deutsch LLP (“WMD”) in connection with its role as placement agent in connection with the Company’s offering of the Notes and Warrants to Subscriber. Subscriber acknowledges that (i) no attorney-client relationship exists between Subscriber and WMD and (ii) Subscriber should seek its own legal and financial advisors for advice and should conduct its own due diligence with respect to an investment in the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the date first written above.

True Drinks Holdings, Inc.

By: _________________________
Name: _________________________
Title: _________________________

[SUBSCRIBER SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED $

NAME IN WHICH NOTE AND WARRANT SHOULD BE ISSUED:

AMOUNT INVESTED TO BE SENT VIA: [ ] Check (enclosed) [ ] Wire

Address Information

For individual subscribers this address should be Subscriber’s primary legal residence. For entities other than individual subscribers, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right.

______________________                        ______________________
Legal Address                                                 Legal Address

______________________                       ______________________
City, State, and Zip Code                              City, State, and Zip Code

Alternate Address Information
Subscribers who wish to receive correspondence at an address other than the address listed above should complete the Alternate Address section on the following page.

_________________________                 _______________________________
Tax ID # or Social Security #                        Tax ID # or Social Security #

AGREED AND SUBSCRIBED                  AGREED AND SUBSCRIBED
                                                                         SIGNATURE OF JOINT SUBSRIBER (if any)

This day of_______, 2013                           This day of_______, 2013
Name:                                                              Name:
Title (if any):                                                 Title (if any):
___________________                               ________________________
Subscriber Name (Typed or Printed)       Additional Subscriber Name (Typed or Printed)

ACCEPTED:

True Drinks Holdings, Inc.

By: _________________________
Name: _________________________
Title: _________________________